Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection  with the Annual Report on Form 10-K of American  Italian
Pasta Company (the  "Company")  for the annual  period ended  September 28, 2007
(the "Report"),  the  undersigned,  in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the  Sarbanes-Oxley  Act of 2002,  that, to our knowledge:  (1) the Report fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934;  and (2) the  information  contained in the Report  fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Date:  June 27, 2008                 /s/ John P. Kelly
                                     ----------------------------------------------
                                     John P. Kelly
                                     President and Chief Executive Officer

Date:  June 27, 2008                 /s/ Paul R. Geist
                                     ----------------------------------------------
                                     Paul R. Geist
                                     Executive Vice President and Chief Financial
                                     Officer
                                     (principal financial and accounting officer)